Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,075,000.00
Previously Paid Amount	1,848.68
Total Fee Amount	1,848.68
Total Offset Amount	0.00
Net Fee	$ 0.00